UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2022

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA	01803-4238
(Address of principal executive offices)		(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2022, CIRCOR International, Inc. (the “Company”) issued a press release announcing the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), restated financial statements for the years ended December 31, 2019, and 2020, and interim financial statements for the first, second, and third quarters of 2021 and 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On July 20, 2022, the Board approved additional retention amounts (the “Executive Retention”) for certain of its executive officers. The amounts of the Executive Retention are as follows: (i) for Tony Najjar, the Company’s Interim Chief Executive Officer, $40,000; (ii) for AJ Sharma, the Company’s Interim Chief Financial Officer, $74,000; and (iii) for Jessica Wenzell, the Company’s General Counsel and Chief People Officer, $78,000. The Executive Retention amounts will be paid in two equal installments on August 31, 2022, and November 30, 2022, respectively.

Item 5.08. Shareholder Director Nominations.

On July 23, 2022, the Board established October 4, 2022 as the date of the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) and August 22, 2022 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the 2022 Annual Meeting. The Company will provide additional meeting details in its proxy statement related to the 2022 Annual Meeting.

Because the date of the 2022 Annual Meeting is more than thirty days from the anniversary date of the 2021 Annual Meeting of Stockholders, which was held on May 25, 2021, the Company is providing revised deadlines for any stockholder proposal, including director nominations, intended to be considered at the 2022 Annual Meeting. Pursuant to the advance notice provisions of the Company’s Bylaws, a stockholder interested in bringing business before the 2022 Annual Meeting or nominating a director candidate for election at the 2022 Annual Meeting must provide written notice to the Company’s Secretary at 30 Corporate Drive, Suite 200, Burlington, MA 01803-4232, by no later than 5:00 p.m., Eastern time, on August 5, 2022. Any stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must comply with the requirements and receipt deadline set forth above, all applicable provisions of the Company’s bylaws, and all applicable rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

Information in Items 2.02 and the press release attached as Exhibit 99.1 are incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K and the information related to those items in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in Items 2.02 and 7.01 shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No. Description

99.1	CIRCOR International Completes Restatement; Files Annual Report on Form 10-K for the Year Ended December 31, 2021 and Announces 2022 Annual Meeting Date
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.
July 26, 2022	/s/ Jessica W. Wenzell
Jessica W. Wenzell
General Counsel & Chief People Officer